EXHIBIT 10.1



                AMENDMENT AND WAIVER NO. 6 TO THE LOAN DOCUMENTS

                                                          As of January 16, 2001

                  AMENDMENT AND WAIVER NO. 6 TO THE LOAN DOCUMENTS dated as of January 16, 2001 to the Credit Agreement dated as of November 26, 1997 (as amended and otherwise modified by Amendment and Waiver No. 1 dated as of January 23, 1998, Letter Waiver No. 2 dated as of April 9, 1998, Amendment No. 3 to the Loan Documents dated as of May 26, 1998, Amendment and Waiver No. 4 to the Loan Documents dated as of May 25, 1999 and Amendment No. 5 to the Loan Documents dated as of April 7, 2000, the "Credit Agreement") among Desa International, Inc., a Delaware corporation (the "Borrower"), Desa Holdings Corporation, a Delaware corporation (the "Parent Guarantor"), the Lender Parties party thereto, UBS Securities LLC, as a Co-Arranger and Documentation Agent thereunder, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as a Co-Arranger and Syndication Agent thereunder, and Bank of America, N.A. (formerly NationsBank, N.A.), as Administrative Agent (the "Administrative Agent") for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

                  (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement in order to:

                  (a) permit the Borrower to extend the maturity under the Childs Guaranteed Line of Credit to May 31, 2002; and

                  (b) amend the minimum Interest Coverage Ratio requirement for the Measurement Period ending February 28, 2001.

                  (2) The Borrower has requested that the Lender Parties agree to waive the Default under Section 6.01(c) of the Credit Agreement that has occurred and is continuing as a result of the failure by the Parent Guarantor to comply with the minimum Interest Coverage Ratio requirements set forth in
Section 5.04(c) of the Credit Agreement.

                  (3) The Lender Parties have indicated their willingness to agree, among other things, to the amendments and waivers of the Credit Agreement described above in Preliminary Statements (1) and (2) on the terms and subject to the satisfaction of the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment No. 6 Effective Date (as hereinafter defined), hereby amended as follows:

                  (a) The definition of "Childs Guaranteed Line of Credit" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Childs   Guaranteed   Line  of  Credit"   means  the
                  unsecured line of credit to the Borrower from Bank of America, N.A. (and/or its successors and assigns) in an aggregate principal amount of up to $15,000,000 which line of credit has a maturity date of May 31,

                  2002 and all amounts outstanding from time to time under which are unconditionally and irrevocably guaranteed by UBS Capital LLC.

                  (b) Section 5.04(c) of the Credit Agreement is hereby amended to change the Interest Coverage Ratio set forth opposite the date February 2001 to 1.55:1.

                  SECTION 2. Waiver of Certain Provisions of the Credit Agreement. The Default under Section 6.01(c) of the Credit Agreement that has occurred and is continuing as a result of the failure of the Parent Guarantor to maintain an Interest Coverage Ratio for the Measurement Period ended November 30, 2000 of 1.55:1 in accordance with Section 5.04(c) of the Credit Agreement is, on and as of the Amendment No. 6 Effective Date, hereby waived by the Lender Parties.

                  SECTION 3.  Conditions  of  Effectiveness  of this  Amendment.
Section 1 of this  Amendment  shall  become  effective as of the first date (the
"Amendment No. 6 Effective Date") on which each of the following conditions precedent shall have been satisfied:

                  (a) The Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower, the Parent Guarantor and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and (ii) the Consent attached hereto executed by each of the Loan Parties.

                  (b) All of the consents, approvals and authorizations of, and notices and filings to or with, and other actions by, any governmental or regulatory authority or any other Person necessary in connection with this Amendment or any of the other transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Required Lenders) and shall remain in full force and effect; and no law, rule or regulation shall be applicable in the reasonable judgment of the Required Lenders that restrains, prevents or imposes materially adverse conditions upon this Amendment or any of the other transactions contemplated hereby.

                  (c) The representations and warranties contained in each of the Loan Documents shall be correct in all material respects on and as of the Amendment No. 6 Effective Date, as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Amendment No. 6 Effective Date, in which case as of such specific date).

                  (d) No event shall have occurred and be continuing that constitutes a Default, other than the Defaults waived pursuant to
         Section 2 of this Amendment.

                  (e) All of the accrued fees and expenses of the Administrative Agent and the Lender Parties (including the accrued fees and expenses of counsel for the Administrative Agent) shall have been paid in full.

                  (f) The Borrower shall have paid to the Administrative Agent, for the ratable account of each of the Appropriate Lenders that has executed and delivered a counterpart of this Amendment to the Administrative Agent prior to 12:00 Noon (New York City time) on January 16, 2001, an amendment fee of 0.05% on the aggregate Term A Commitments, Term B Commitments, Term C Commitments, Acquisition Commitments and Working Capital Commitments of such Lender, it being understood, that no amendment fee shall be payable by the

         Borrower for the account of any Lender if this Amendment has not been approved prior to 12:00 Noon (New York City time) on January 16, 2001 by the Required Lenders.

                  (g) The Administrative Agent shall have received on or before the Amendment No. 6 Effective Date the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Required Lenders (unless otherwise specified) and in sufficient copies for each Lender Party:

                           (i) Certified  copies of the resolutions of the Board
                  of Directors of the Borrower and the Parent Guarantor approving this Amendment and all of the other amendments, supplements and other modifications to the Loan Documents being effected in connection with this Amendment, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Amendment and all of the other amendments, supplements and other modifications to the Loan Documents being effected in connection with this Amendment.

                           (ii) A  certificate  of the  Borrower  and the Parent
                  Guarantor, signed on behalf of the Borrower and the Parent Guarantor, respectively, by its President or a Vice President and its Secretary or any Assistant Secretary, dated the Amendment No. 6 Effective Date (the statements made in which certificate shall be true on and as of the Amendment No. 6 Effective Date), certifying as to (A) the absence of any amendments to the charter of such Person since the date of the Secretary of State's certificate referred to in Section 3.01(j)(iv) of the Credit Agreement, or any steps taken by the board of directors (or persons performing similar functions) or the shareholders of such Person to effect or authorize any further amendment, supplement or other modification thereto;
                  (B) the accuracy and completeness of the bylaws of such Person as in effect on the date on which the resolutions of the board of directors (or persons performing similar functions) of such Person referred to in clause (i) of this Section 2(g) were adopted and on the Amendment No. 6 Effective Date (a copy of which, if different from the bylaws of such Person delivered to the Lender Parties on the date of the Initial Extension of Credit, shall be attached to such certificate); (C) the due incorporation and good standing of such Person as a corporation organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding (either pending or contemplated) for the dissolution, liquidation or other termination of the existence of such Person or any of its Subsidiaries; (D) the accuracy in all material respects of the representations and warranties made by such Person in the Loan Documents to which it is or is to be a party as though made on and as of the Amendment No. 6 Effective Date as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Amendment No. 6 Effective Date, in which case as of such specific date); and (E) the absence of any event occurring and continuing that would constitute a Default.

                           (iii) A certificate  of the Secretary or an Assistant
                  Secretary of the Borrower and the Parent Guarantor certifying the names and true signatures of the officers of the Borrower or the Parent Guarantor authorized to sign this Amendment and all of the other amendments, supplements and other modifications to the Loan Documents being effected in connection with this Amendment and the other documents to be delivered hereunder.

                           (iv) Such financial,  business and other  information
                  regarding the Borrower and the Parent Guarantor and their respective property, assets and businesses as the Administrative Agent or the Lender Parties shall have requested.

                           (v) A  favorable  opinion of  Sullivan  &  Worcester,
                  counsel for the Parent Guarantor and the Borrower, in form and substance reasonably satisfactory to the Required Lenders.

                           (vi) Such other opinions, certificates, documents and
                  information as the Administrative Agent or the Required Lenders may reasonably request.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement, except that no amendment or waiver of any provision of this Section 3, nor consent to any departure by the Parent Guarantor or the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders.

                  SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the Amendment No. 6 Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified hereby.

                  (b) The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the amendments and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under and in respect of the Loan Documents, as amended and otherwise modified by this Amendment.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 5. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, syndication, modification and amendment of this Amendment and the other documents, instruments and agreements to be delivered hereunder, all in accordance with the terms of Section 9.04 of the Credit Agreement.

                  SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                   The Borrower

                                   DESA INTERNATIONAL, INC.


                                   By /s/ Rick Simpson
                                      Name:  Rick Simpson
                                      Title:  Vice President


                                   The Parent Guarantor

                                   DESA HOLDINGS CORPORATION

                                   By  /s/ Rick Simpson
                                      Name: Rick Simpson
                                      Title: Vice President


                                   The Agents

                                   BANK OF AMERICA, N.A., in each of its
                                      capacities as a Lender Party and as
                                      Administrative Agent


                                   By /s/ David H. Strickert
                                      Name:  David H. Strickert
                                      Title: Principal

                                   The Lenders

                                   BANK OF AMERICA, N.A.


                                   By /s/ David H. Strickert
                                      Name:  David H. Strickert
                                      Title: Principal

                                   UBS AG, STAMFORD BRANCH


                                   By /s/ Wilfred V. Saint
                                      Name:  Wilfred V. Saint
                                      Title: Associate Director -
                                             Banking Products Services, US


                                   By /s/ Lynne B. Alfarone
                                      Name:  Lynne B. Alfarone
                                      Title: Associate Director -
                                             Banking Products Services, US

                                   HELLER FINANCIAL, INC.


                                   By /s/ K. Craig Gallehugh
                                      Name:   K. Craig Gallehugh
                                      Title: Senior Vice President

                                   IMPERIAL BANK, CALIFORNIA
                                   BANKING CORPORATION


                                   By  /s/ Ray Vadalma
                                      Name:  Ray Vadalma
                                      Title: Senior Managing Director

                                   DRESDNER BANK AG, NEW YORK
                                   AND GRAND CAYMAN BRANCHES


                                   By  /s/ James Jerz
                                      Name:  James Jerz
                                      Title: Vice President


                                   By  /s/ Mark L. Staub
                                      Name:  Mark L. Staub
                                      Title: A.T.

                                   FIRST SOURCE FINANCIAL LLP, by
                                   FIRST SOURCE FINANCIAL, INC.


                                   By /s/ Kathi J. Inorio
                                      Name:  Kathi J. Inorio
                                      Title: Senior Vice President

                                   FLEET NATIONAL BANK


                                   By  /s/ Claire E. Keady
                                      Name:  Claire E. Keady
                                      Title: Assistant Vice President

                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION


                                   By
                                     -----------------------------------------
                                      Name:
                                      Title:

                                   NATIONAL CITY BANK


                                   By
                                     -----------------------------------------
                                      Name:
                                      Title:

                                   COMERICA BANK


                                   By /s/ Kathleen M. Kasperek
                                      Name:  Kathleen M. Kasperek
                                      Title: Assistant Vice President

                                   VAN KAMPEN AMERICAN CAPITAL
                                   PRIME RATE INCOME TRUST


                                   By  /s/ Darvin D. Pierce
                                      Name:  Darvin D. Pierce
                                      Title: Principal

                                   SENIOR DEBT PORTFOLIO, by
                                   BOSTON MANAGEMENT AND
                                   RESEARCH, as Investment Advisor


                                   By
                                     -----------------------------------------
                                      Name:
                                      Title:

                                   MORGAN STANLEY DEAN WITTER PRIME
                                   INCOME TRUST


                                   By  /s/ Peter Gewirtz
                                      Name:  Peter Gewirtz
                                      Title: Vice President

                                   PILGRIM PRIME RATE TRUST


                                   By /s/ Jason Groom
                                      Name:  Jason Groom
                                      Title: Vice President

                                   BOEING CAPITAL CORPORATION


                                   By /s/ JD Combs
                                      Name:  JD Combs
                                      Title: Managing Director -
                                             Commercial Finance Group

                                   ML CBO IV CAYMAN LTD.


                                   By /s/ Todd Travers
                                      Name:  Todd Travers
                                      Title: Senior Portfolio Manager

                                   BANK POLSKA KASA OPIEKI S.A.


                                   By  /s/ Barry W. Henry
                                      Name:  Barry W. Henry
                                      Title: Vice President

                                   PARIBAS CAPITAL FUNDING LLC


                                   By
                                     -----------------------------------------
                                      Name:
                                      Title:

                                     CONSENT

                  Reference is made to (a) Amendment and Waiver No. 6 to the Loan Documents dated as of January 16, 2001 (the "Amendment"; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to therein), (b) the Credit Agreement dated as of November 26, 1997 (as amended and otherwise modified by Amendment and Waiver No. 1 dated as of January 23, 1998, Letter Waiver No. 2 dated as of April 9, 1998, Amendment No. 3 to the Loan Documents dated as of May 26, 1998, Amendment and Waiver No. 4 to the Loan Documents dated as of May 25, 1999 and Amendment No. 5 to the Loan Documents dated as of April 7, 2000, the "Credit Agreement") among Desa International, Inc., a Delaware corporation, Desa Holdings Corporation, a Delaware corporation, the Lender Parties party thereto, UBS Securities LLC, as a Co-Arranger and Documentation Agent thereunder, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as a Co-Arranger and Syndication Agent thereunder, and Bank of America, N.A. (formerly NationsBank, N.A.), as Administrative Agent (the "Administrative Agent") for the Lender Parties thereunder, and (c) the other Loan Documents referred to therein.

                  Each of the undersigned, in its capacity as (a) a Grantor under the Security Agreement, (b) a Grantor under the Intellectual Property Security Agreement, and/or (c) a Subsidiary Guarantor under the Subsidiary Guaranty executed and delivered by such Subsidiary Guarantor, hereby consents to the execution, delivery and performance of the Amendment and agrees that:

                  (A) each of the Security Agreement, the Intellectual Property Security Agreement and the Subsidiary Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 6 Effective Date, except that, on and after the Amendment No. 6 Effective Date, each reference to "the Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment; and

                  (B) as of the Amendment No. 6 Effective Date, the Security Agreement and the Intellectual Property Security Agreement to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

                  This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                  Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

                                   DESA INTERNATIONAL, INC.



                                   By
                                     -------------------------------------

                                      Name:
                                      Title:


                                   DESA HOLDINGS CORPORATION


                                   By
                                     -------------------------------------
                                      Name:
                                      Title:





[The schedules and exhibits to this agreement have been omitted and will be supplementally filed with the Securities and Exchange Commission upon request.]